Exhibit 10.16

SECOND AMENDMENT TO THE

LICENSE AGREEMENT

THIS SECOND AMENDMENT TO THE LICENSE AGREEMENT (U.S.) (this “Amendment”) is made and entered into as of October 2, 2020, by and among Jay Pharma Inc., a Canada corporation (“Company”), Tikun Olam LLC, a Delaware limited liability company (“TO LLC”), and Tikun Olam Hemp LLC, a Delaware limited liability company (“TOH”), and amends that certain License Agreement, dated as of January 10, 2020 (the “License Agreement”), by and among Company, TO LLC and TOH, as amended by that certain First Amendment to the License Agreement, dated as of August 12, 2020 (the “First Amendment” and, together with the License Agreement, the “Agreement”). Capitalized terms used but not defined herein have their respective meanings set forth in the Agreement.

1. Amendments. In accordance with the terms and conditions of the Agreement, the Agreement shall be amended as follows, effective as of the date hereof:

a.	The Recitals to the Agreement are hereby deleted and replaced in their entirety by the following:

“WHEREAS, the Licensors own, or have the right to license, certain intellectual property related to cannabis products;

WHEREAS, the Licensors wish to license to JP, and JP wishes to receive from each of the Licensors, the right to use such intellectual property in connection with over-the-counter cancer-related products and topical or transdermal skin care and body care beauty products;

WHEREAS, in consideration of the licenses and rights granted herein, JP will pay certain royalties to TO Holdings Group LLC, a Delaware limited liability company (“TO Holdings”) that controls or indirectly controls its Affiliates, TO LLC and TOH, all as further described herein; and

WHEREAS, JP has entered into a Securities Purchase Agreement, dated as of the date hereof (the “SPA”), with certain other parties signatory thereto and it is the express intention of the parties hereto that the transactions contemplated hereby will be consummated upon the satisfaction of the conditions to the closing of transactions contemplated by the SPA.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:”

b.	Section 10.13 of the Agreement shall be deleted and replaced in its entirety by the following:

“10.13 Definition of Effective Date. For purposes of this Agreement, “Effective Date” means the date the Second Amendment to this Agreement is executed by the parties. For the avoidance of doubt, in all cases, the Effective Date shall be deemed to have occurred prior to the consummation of the SPA. If the consummation of the SPA has not occurred by January 1, 2021, any party hereto may terminate this Agreement by delivering written notice to the other parties.”

2. Effect of Amendment. Except as specifically set forth in this Amendment, all of the terms, provisions, representations, warranties, covenants and conditions contained in the Agreement shall remain unmodified and unwaived by the terms of this Amendment, and shall remain in full force and effect in accordance with their respective terms, and are hereby ratified, approved and confirmed in all respects. This Amendment shall not constitute any party’s consent or indicate its willingness to consent to any other amendment, modification or waiver of the Agreement, the schedules thereto or any instruments or agreements referred to herein or therein. This Amendment is supplemental to the Agreement and does, and shall be deemed to, form a part of, and shall be construed in connection with and as a part of, the Agreement for any and all purposes.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Facsimile or pdf copies of original signatures shall be as effective as originals.

[Signature Pages Follow]

IN WITNESS WHEREOF the parties have executed this Amendment as of the date first written above.

TIKUN OLAM HEMP LLC		TIKUN OLAM LLC

By:	/s/ Bernard Sucher	By:	/s/ Bernard Sucher

Name:	Bernard Sucher	Name:	Bernard Sucher

Title:	Manager	Title:	Manager

JAY PHARMA, INC.

By:	/s/ Henoch Cohn

Name:	Henoch Cohn

Title:	President

Signature Page to

Second Amendment to the License Agreement